Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

RIO VISTA ENERGY PARTNERS L.P.

and

TCW ENERGY X BLOCKER (RIO VISTA), L.L.C.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 27, 2009, by and between RIO VISTA ENERGY PARTNERS L.P., a Delaware limited partnership (the “Company”), and TCW ENERGY X BLOCKER (RIO VISTA), L.L.C., a Delaware limited liability company (“TCW”).

RECITALS:

A. The Company, TCW, Rio Vista Energy ECO LLC, and TCW Asset Management Company have entered into a Settlement Agreement dated as of May 27, 2009 (the “Settlement Agreement”).

B. Pursuant to the Settlement Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of TCW.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1. Definitions. The terms set forth below are used herein as so defined:

"Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

"Affiliate Transfer” means any transfer of Registrable Securities (or the rights granted to TCW by the Company under this Agreement) from TCW to an Affiliate of TCW and any successive Affiliate Transfers.

"Business Day” means any day other than a Saturday, Sunday, or a legal holiday for commercial banks in Houston, Texas.

"Commission” means the United States Securities and Exchange Commission.

"Common Units” means the common units of the Company.

"Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Indemnified Persons” has the meaning specified in Section 2.6(a).

"Losses” has the meaning specified in Section 2.6(a).

"Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

"Piggyback Registration” has the meaning specified in Section 2.1(a).

"Registrable Securities” means the Common Units, or such other equity securities issued in exchange therefor in connection with any merger, consolidation or other business combination involving the Company until such time as such securities cease to be Registrable Securities pursuant to Section 1.2.

"Registration Expenses” has the meaning specified in Section 2.5(a).

"Rule 144” means Rule 144 as promulgated under the Securities Act.

"Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Selling Expenses” has the meaning specified in Section 2.5(a).

"Settlement Agreement” has the meaning specified in the recitals to this Agreement.

"Underwritten Offering” means an offering in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 1.2. Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force under the Securities Act); (c) such Registrable Security is held by the Company or one of its subsidiaries or (d) such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

ARTICLE II
REGISTRATION RIGHTS

Section 2.1. Piggyback Registration.

(a) Right to Piggyback. If, at any time after the date of the Settlement Agreement, the Company proposes to register any of its securities under the Securities Act in connection with a public offering of such securities (other than a registration relating solely to the sale of securities to participants in a common unit incentive plan of the Company, in their capacity as such) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice (and in any event within five Business Days after its receipt of notice of any exercise of demand registration rights) to TCW, which notice shall describe the offering contemplated thereby, of its intention to effect such a registration, and will include in such registration all Registrable Securities held by TCW (in accordance with the priorities set forth in Section 2.1(b) below) with respect to which the Company has received written requests for inclusion within 20 days after the delivery of the Company’s notice.

(b) Allocation and Priority of Registrable Securities in a Piggyback Registration.

(i) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per unit of Common Units in the offering will be reduced, the Company will include in such registration first, the securities that the Company proposes to sell, second, the Registrable Securities requested to be included in such registration by TCW, and third, pro rata among any other securities requested to be included in such registration.

(ii) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Units in the offering will be reduced, the Company will include in such registration first, the Registrable Securities requested to be included therein by TCW, second, pro rata among the holders of the Company’s securities on the basis of the number of units of Common Units or Registrable Securities owned by such holders, with further successive pro rata allocations among such holders if any such holder has requested the registration of less than all of the Registrable Securities such holder is entitled to register, and third, other securities requested to be included in such registration.

Section 2.2. Underwritten Offering.

(a) Underwritten Offering. If, and to the extent that, TCW is unable to participate in a Piggyback Registration, and TCW elects to otherwise dispose of its Registrable Securities pursuant to an Underwritten Offering, then the Company shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and disposition of such Registered Securities in an Underwritten Offering, provided, that the managing underwriter reasonably anticipates gross proceeds from such Underwritten Offering of at least $10 million, and provided further, that the Company shall not be required to cause officers of the Company or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such managing underwriter with respect to such Underwritten Offering.

(b) General Procedures. In connection with an Underwritten Offering, TCW and the Company shall be obligated to enter into an underwriting agreement which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. TCW may not participate in such Underwritten Offering unless it agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. TCW may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for TCW’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. TCW shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding TCW and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law. If TCW disapproves of the terms of an underwriting, it may elect to withdraw therefrom by notice to the Company and the managing underwriter; provided, however, that such withdrawal may be made up to and including the time of pricing of the Underwritten Offering. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.

(c) Appointment of Underwriters. In connection with an Underwritten Offering, TCW shall have the sole right to appoint the managing underwriters.

Section 2.3. Registration Procedures. In connection with its obligations contained in Sections 2.1 and 2.2 hereof, the Company will, as expeditiously as possible:

(a) furnish to TCW (i) as far in advance as reasonably practicable before filing any registration statement contemplated by this Agreement or any supplement or amendment thereto (excluding documents filed pursuant to the Exchange Act that are incorporated by reference into any registration statement contemplated by this Agreement or any supplement or amendment thereto), upon request, copies of reasonably complete drafts of all such documents proposed to be filed, and provide TCW the opportunity to object to any information pertaining to TCW and its plan of distribution that is contained therein and make the corrections reasonably requested by TCW with respect to such information prior to filing such registration statement and the prospectus included therein or any supplement or amendment thereto, and (ii) such number of copies of such registration statement and the prospectus included therein and any supplements and amendments thereto as TCW may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(b) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by any registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as TCW or, in the case of an Underwritten Offering, the managing underwriter, shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(c) promptly notify TCW and each underwriter of (i) the filing of any registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the registration statement or any prospectus or prospectus supplement thereto;

(d) immediately notify TCW and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in any registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, provided, however, that the Company shall not be required to specify in the written notice to TCW the nature of such event; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove such stop order, suspension, threat thereof or proceedings related thereto;

(e) furnish to TCW copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(f) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Company, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and an opinion in customary form dated the date of the closing of the Underwritten Offering, and (ii) a “cold comfort” letter or letters, dated the date of execution of the underwriting agreement and a letter or letters of like kind dated the date of the closing of the Underwritten Offering, in each case, signed by the independent public accountants who have certified the financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter or letters shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) and as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities, such other matters as such underwriters may reasonably request;

(g) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act in accordance with Rule 158 thereunder (or any similar rule promulgated under the Securities Act) or otherwise;

(h) make available to the appropriate representatives of the managing underwriter and TCW access to such information and personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;

(i) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(j) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable TCW to consummate the disposition of such Registrable Securities;

(k) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(l) enter into customary agreements and take such other actions as are reasonably requested by TCW or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

TCW, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.3(d), shall forthwith discontinue disposition of the Registrable Securities until TCW’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(d) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, TCW will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in TCW’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.4. Cooperation by TCW. The Company shall have no obligation to include in any Piggyback Registration Registrable Securities held by TCW if TCW has failed to timely furnish such information which, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.5. Expenses.

(a) Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Piggyback Registration pursuant to Section 2.1 or an Underwritten Offering pursuant to Section 2.2, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and quotation system fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. In addition, “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.

(b) Expenses. The Company will pay all Registration Expenses in connection with a Piggyback Registration pursuant to Section 2.1 or an Underwritten Offering pursuant to Section 2.2, whether or not the applicable registration statement becomes effective or any sale is made pursuant to a Piggyback Registration or an Underwritten Offering. TCW shall pay all Selling Expenses in connection with any sale of its Registrable Securities pursuant to this Agreement.

Section 2.6. Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless TCW, its Affiliates and their respective directors and officers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls TCW or underwriter within the meaning of the Securities Act and the Exchange Act (collectively, the “Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings within a reasonable time after such expenses are incurred and the Indemnified Person notifies the Company of such expenses; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Indemnified Person in writing specifically for use in any registration statement or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person, and shall survive the transfer of such securities by TCW.

(b) By TCW. TCW agrees to indemnify and hold harmless the Company, its Affiliates and their respective directors and officers, and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to TCW, but only with respect to information regarding TCW furnished in writing by or on behalf of TCW expressly for inclusion in any registration statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of TCW shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by TCW from the sale of the Registrable Securities giving rise to such indemnification.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 2.6 except to the extent that it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.6. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party and does not contain any admission of wrongdoing or illegal activity by the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.6 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or TCW or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of TCW on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall TCW be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by TCW from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the Company on the one hand and TCW on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.6 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 of the Securities Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) So long as TCW owns any Registrable Securities, furnish to TCW forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as TCW may reasonably request in availing itself of any rule or regulation of the Commission allowing TCW to sell any such securities without registration.

ARTICLE III
MISCELLANEOUS

Section 3.1. Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

if to TCW, at the most current address given by TCW to the Company in accordance with the provisions of this Section 3.1, which address initially is c/o TCW Asset Management Company, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, Attention: R. Blair Thomas, Facsimile: (213) 244-0604, with a copy to TCW Asset Management Company, 333 Clay Street, Suite 4150, Houston, Texas 77002, Attention: Patrick Hickey, Facsimile: (713) 615-7460.

if to a permitted transferee of TCW, to such permitted transferee at the address furnished by such permitted transferee, and if to the Company, at 1313 E. Alton Gloor Blvd., Suite J, Brownsville, Texas 78526.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile; and when actually received, if sent by any other means.

Section 3.2. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registrable Securities to the extent permitted herein.

Section 3.3. Transfer or Assignment of Registration Rights. The rights granted to TCW by the Company under this Agreement may be transferred or assigned by TCW to one or more transferee(s) or assignee(s) of such Registrable Securities, provided that (x) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (y) each such transferee assumes in writing responsibility for its portion of the obligations of TCW under this Agreement; and provided further, that the requirements in this Section 3.3 shall not apply to an Affiliate Transfer.

Section 3.4. Recapitalization, Exchanges, etc. Affecting the Common Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all Common Units or other partnership interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, including any common units or other equity securities that may be issued in exchange for Registrable Securities in connection with any merger, consolidation or other business combination involving the Company, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement. The Company shall not merge, consolidate or combine with any other Person unless the agreement providing for such merger, consolidation or combination expressly provides for the continuation of the registration rights specified in this Agreement with respect to the Common Units or other equity securities issued pursuant to such merger, consolidation or combination.

Section 3.5. Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief, including specific performance, in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.7. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8. Governing Law. The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

Section 3.9. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.10. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11. Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and TCW.

Section 3.12. No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

RIO VISTA ENERGY PARTNERS L.P.

By: Rio Vista GP LLC, its sole general partner

By:
Name: Ian Bothwell
Title: Manager and Acting CEO

TCW ENERGY X BLOCKER (RIO VISTA), L.L.C.

By: TCW Asset Management Company, as Manager

By:
Name: Curt S. Taylor
Title: Senior Vice President

By:
Name: Patrick H. Hickey
Title: Senior Vice President

SIGNATURE PAGE—REGISTRATION RIGHTS AGREEMENT